UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 1, 2007
--------------------------------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                               MSB Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                   001-33246              34-1981437
 ----------------------------       ---------------          -------------
 (State or other jurisdiction       (SEC Commission          (IRS Employer
     of incorporation)                 File No.)          Identification Number)

1902 Long Hill Road, Millington, New Jersey                   07946-0417
-------------------------------------------                   ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (908) 647-4000
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written  communications  pursuant to Rule 425 under the  Securities  Act
___ Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02    Results of Operations and Financial Condition

         On November 1, 2007, the Registrant issued a press release to report earnings for its fiscal quarter ended September 30, 2007. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits


         Exhibit
         Number   Description
         ------   -----------
          99      Press Release dated November 1, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MSB FINANCIAL CORP.


Date: November 2, 2007                        By:   /s/Michael A. Shriner
                                                    ----------------------------
                                                    Michael A. Shriner
                                                    Executive Vice President and
                                                      Chief Operating Officer